UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 29, 2003
                                        ---------------
               Date of the Earliest Event Reported: April 28, 2003
                                                    --------------

                       RIGHT MANAGEMENT CONSULTANTS, INC.
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                 (State or other jurisdiction of incorporation)


                    0-15539                     23-2153729
                    -------                     ----------
                    (Commission                 (IRS Employer Identification
                    file number)                Number)



       1818 Market Street, Philadelphia, Pennsylvania           19103
       ----------------------------------------------           ------
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588


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Item 7:  Exhibits

Exhibit
Number            Description
------            -----------

99.1 Press release announcing earnings results for the first quarter ended March 31, 2003


Item 12:  Disclosure of Results of Operations and Financial Condition

The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

On April 28, 2003, Right Management Consultants, Inc. (the Company), issued an earnings release announcing its financial results for the first quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.

A "non-GAAP" financial measure is a measure of the issuer's financial performance, financial position or cash flows that excludes amounts or adjustments that are included in the most directly comparable measure presented in accordance with generally accepted accounting principles (GAAP). The earnings release discloses cash flow as of March 31, 2003 and 2002, a non-GAAP financial measure. Management believes that the measurement of cash flow assists investors in understanding the Company's ability to fund its operations and growth, and service its debt. The earnings release contains a reconciliation of cash flow to GAAP.

The Company held a conference call at 9:00 a.m. EDT on April 28, 2003 to discuss the earnings release. The following was disclosed in that conference call:

o For the first quarter ended March 31, 2003, same office revenue growth on a pro-forma basis, including the Company's acquisition of Coutts Consulting Group as if it had occurred on January 1, 2002 instead of March 22, 2002, was -3.0% on a consolidated basis, -4.7% for career transition services and +7.5% for organizational consulting services. Pro-forma same office revenue growth for career transition services was -20.4% in North America, +21.0% in Europe and +30.0% in Japan.

o Company office revenue by geography for the first quarter ended March 31, 2003 was:

North America                         $ 57,304,000
Europe                                  43,904,000
Asia-Pacific                             4,612,000
Japan                                   13,554,000
Brazil                                     543,000
                                    --------------
Total Company office revenue          $119,917,000
                                    ==============

During the conference call, information concerning Company office operating income was requested by geography. For the first quarter ended March 31, 2003, Company office operating income was as follows:

North America                         $ 17,025,000
Europe                                   8,787,000
Asia-Pacific                               934,000
Japan                                    2,544,000
Brazil                                    (140,000)
                                    --------------
Total Company office revenue          $ 29,150,000

Add affiliate royalties                  1,547,000
Less general sales
  & administration                       8,435,000
Less depreciation
  & amortization                         2,560,000
                                    --------------
Income from operations                $ 19,702,000
                                    ==============

The information included above that is disclosed in the earnings conference call is not necessarily indicative of future earnings results. Please refer to the press release filed as Exhibit 99.1 for details of how to access a replay of this earnings conference call while it is available.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIGHT MANAGEMENT CONSULTANTS, INC.
                                    (Registrant)

Date: April 29, 2003                By: /S/ CHARLES J. MALLON
                                        ----------------------------------------
                                           Charles J. Mallon
                                           Executive Vice President and
                                           Chief Financial Officer



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